UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

REED’s, INC.

(Name of Registrant as Specified in its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of Reed’s, Inc.’s management. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON December 16, 2019

Dear Stockholder:

Notice is hereby given that the 2019 Annual Meeting of Stockholders of Reed’s, Inc. (“we”, “us”, “Reed’s” or the “company”), will be held at 11:00 a.m. Eastern time, on Monday December 16, 2019 at 301 Merritt 7 Corporate Park, Norwalk, Connecticut 06851 to conduct the following items of business:

1.	To elect John Bello, Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To approve the Reed’s, Inc. Second Amended and Restated 2017 Incentive Compensation Plan to increase number of shares of common stock available underlying awards under the plan from 6,500,000 to 7,500,000;
3.	To amend Reed’s certificate of incorporation to increase the authorized shares of common stock from 70,000,000 to 100,000,000;
4.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
5.	Whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2019 Annual Meeting) for the fiscal year ended December 31, 2018;
6.	To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers; and
7.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of the close of business on November 4, 2019, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Reed’s principal executive office, as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

/s/ John Bello
John Bello
Chairman

Norwalk, Connecticut	November 15, 2019

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on December 16, 2019

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018 are available on the Internet at www.okapivote.com/REEDS

TABLE OF CONTENTS

PROCEDURAL INFORMATION	5

PROPOSAL 1: JOHN BELLO, DANIEL J. DOHERTY III, CHRISTOPHER J. REED, LEWIS JAFFE, SCOTT R. GROSSMAN, JAMES C. BASS AND LOUIS IMBROGNO, JR.TO SERVE A ONE-YEAR TERM UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED OR UNTIL THEIR DEATH, RESIGNATION, REMOVAL OR DISQUALIFICATION	9

CORPORATE GOVERNANCE	12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17

EXECUTIVE OFFICERS AND DIRECTORS	18

EXECUTIVE COMPENSATION	22

DIRECTOR COMPENSATION	23

EQUITY COMPENSATION PLAN INFORMATION	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	26

PROPOSAL 2: ADOPTION OF THE REED’S, INC. SECOND AMENDED AND RESTATED 2017 INCENTIVE COMPENSATION PLAN TO INCREASE NUMBER OF SHARES AVAILABLE UNDERLYING AWARDS UNDER THE PLAN FROM 6,500,000 TO 7,500,000;	26

ProPOSAL 3: AMENDMENT OF REED’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 70,000,000 TO 100,000,000	30

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	32

PROPOSAL 5: ADVISORY VOTE ON COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS (SAY-ON-PAY PROPOSAL)	33

PROPOSAL 6: ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY PROPOSAL (SAY-ON-FREQUENCY PROPOSAL)	35

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	36

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	36

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The enclosed proxy is solicited by the board of directors (“Board”) of Reed’s, Inc., a Delaware corporation, for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K (“Annual Report”) for fiscal year ended December 31, 2018 (“2018 Fiscal Year”) are being mailed to our stockholders on or about November 15, 2019. In this Proxy Statement, we use the terms the “company,” “Reed’s” “we”, “our”, and “us” to refer to Reed’s, Inc.

PROCEDURAL INFORMATION

Where and when is the Annual Meeting? Our Annual Meeting will be held at 11:00 a.m. Eastern time, on Monday December 16, 2019 at 301 Merritt 7 Corporate Park, Norwalk, Connecticut 06851.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on November 4, 2019, the record date fixed by our Board, and you are entitled to vote at the Annual Meeting. This Proxy Statement and a copy of our Annual Report will be mailed on or about November 15, 2019. Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on November 4, 2019, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 47,545,207 shares of our common stock outstanding.

Who are the proxies? The Board has appointed John Bello, our Interim Chief Executive Officer and Chairman, and Norman Snyder, our Chief Operating Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet www.okapivote.com/REED, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet at www.okapivote.com/REED. Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

1. the election of John Bello, Daniel J. Doherty III, Christopher J. Reed, Lew Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. the adoption of the Reed’s, Inc. Second Amended and Restated 2017 Incentive Compensation Plan to increase number of shares of common stock available underlying awards under the plan from 6,500,000 to 7,500,000;

3. the amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock from 70,000,000 to 100,000,000;

4. ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

5. whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2019 Annual Meeting) for the fiscal year ended December 31, 2018;

6. to vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers; and

7. such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board’s voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the Board unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1). The Board has adopted the Reed’s, Inc. Second Amended and Restated 2017 Incentive Compensation Plan and unanimously recommends a vote FOR its adoption (Proposal No. 2). The Board unanimously recommends a vote FOR the amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock from 70,000,000 to 100,000,000 (Proposal No. 3). The Board unanimously ratified the selection of Weinberg & Company, P.A. as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 4) which selection was made by the company’s audit committee. The Board unanimously recommends a vote FOR the say-on-pay proposal (Proposal No. 5). The Board unanimously recommends a vote for THREE YEARS for the say-on-frequency proposal (Proposal No. 6).

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Who will solicit proxies on behalf of the Board? The company has retained Okapi Partners, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Okapi Partners. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the company, will be borne by the company. Copies of the company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2018 Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Okapi Partners a fee of $9,000 plus costs and expenses. In addition, we have agreed to indemnify Okapi Partners and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions? Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Okapi Partners, the firm assisting us in the solicitation of proxies:

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877)259-6290 E-mail: info@okapipartners.com

How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and 2018 Annual Report are also available at: www.okapivote.com/REEDS

You may also contact Okapi Partners for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Norman Snyder, Chief Operating Officer.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to elect the directors (Proposal No. 1) and approve Proposal Nos. 2 and 4. The affirmative vote of the majority of votes outstanding and entitled to vote at the Annual Meeting is required to approve Proposal No. 3, effecting amendments to the company’s Certificate of Incorporation. Proposal Nos. 5 and 6 are advisory votes only, and, therefore, not binding on us, our Board or our Compensation Committee. Notwithstanding the advisory nature of Proposal No. 5, the say-on-pay resolution will be deemed approved and passed on an advisory basis with the affirmative vote of a majority of the votes cast at the Annual Meeting. If a plurality of votes is cast in favor of an interval other than three year on Proposal No. 6, the Board and the Compensation Committee intend to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

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How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2, the adoption of the Reed’s, Inc. Amended and Restated 2017 Incentive Compensation Plan, FOR Proposal No. 3 amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock, FOR Proposal No. 4, ratification of the appointment of Weinberg & Company, P.A. as the company’s independent registered public accounting firm, FOR Proposal No. 5, say-on-pay, and for THREE YEARS on Proposal No. 6, say-on-frequency.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. In all matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Weinberg & Company, P.A. as the company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals. Consequently, if you hold shares in street name and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of Weinberg & Company, P.A. If your shares are voted on this item as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine items. Broker non-votes will have the same effect as a vote “AGAINST” the proposals to amend the company’s certificate of incorporation but will not be counted in determining the outcome of the vote on each of the other non-routine items, although they will count for purposes of determining whether a quorum is present.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of November 4, 2019 we had 47,545,207 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 23,722,604.

How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Chief Operating Officer,

(2)	executing and delivering a proxy card with a later date, or

(3)	voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-6 as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Reed’s, Inc. Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

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Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at http://reedsinc.com/investors/sec-filings/.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2019 Annual Meeting.

PROPOSAL 1:	Election of John Bello, Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. to serve a one-year term as directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Our Bylaws provide that the number of directors on the Board shall be not less than one or more than nine. The Board is empowered to fix the number of directors from time to time and it is currently set at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Compensation Committee of the Board nominated, and the Board approved the nominations of, seven persons to serve as directors until the 2020 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board to fill any vacancy. Additionally, the Board may elect additional members of the Board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Position
John Bello	73	Chairman, Interim Chief Executive Officer
Daniel J. Doherty III	55	Director
Christopher J. Reed	61	Director, Chief Innovation Officer
Lewis Jaffe	62	Director
Scott R. Grossman	41	Director
James C. Bass	66	Director
Louis Imbrogno, Jr.	75	Director

Business Experience of Nominees

John Bello has served as Reed’s Board Chairman since his election on November 29, 2016. Mr. Bello is our sales and marketing expert. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million. In the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Mr., Bello spent 14 years at National Football League Properties, the marketing arm of the NFL, and served as its President from 1986 to 1993.

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Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of Pepsico Inc. and in product management roles for General Foods Corporation in the Sanka and Maxwell House brands. Mr. Bello has also worked with IZZE and Firefighter brands in brand building, marketing and strategic planning capacities.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of Business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics). Additionally, he serves on the boards of the Gordon Entrepreneurial Center at Tufts, the Tuck Center for Private Equity, the YMCA in Rye, New York and the New York Council Boy Scouts of America. Mr. Bello also serves on the board of Boathouse Sports and is executive director of Luminesce Eye Therapies.

Daniel J. Doherty III has served as Reed’s director since January 10, 2018. He has been a principal of Eastern Real Estate, a real estate investment and development company, since July 2001. He is also a principal of Raptor/ Harbor Reeds, SPV, LLC (“Raptor”), the company’s largest stockholder, which beneficially owns 27.64% of the company’s outstanding equity securities, calculated pursuant to Rule 13d-3. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals. See “Certain Relationships and Related Transactions” beginning on page 17.

Christopher J. Reed founded our company in 1987 and has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991 through April 19, 2017. Currently he serves as Chief Innovation Officer and director. Mr. Reed became interested in natural foods, yoga and meditation in 1977. He studied herbal systems of medicine from India and China and became enamored with ginger for its health properties. In 1987, Mr. Reed founded Reed’s Inc. and set out to bring ginger to the world through a natural ginger ale brewed directly from fresh ginger root. From the inception of the company, Mr. Reed has been responsible for developing the original product recipes, proprietary brewing processes, packaging designs and marketing concepts behind our Reed’s product lines. These include Reed’s Ginger Brews, Reed’s Culture Club Kombucha line, Reed’s Natural Energy Elixir and Reed’s Ginger Candies. In 2000 Reed’s acquired Virgil’s Root Beer, which Mr. Reed expanded by adding a Virgil’s Cream Soda line, Real Cola, Dr. Better and a line of Virgil’s stevia sweetened “Zero” beverages.

Prior to starting Reed’s Inc., Mr. Reed was a chemical engineer working in gas purification and liquefaction with a specialty in designing liquefied natural gas (LNG) plants. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Lewis Jaffe is our Board’s governance expert, has served as a director of Reed’s since his appointment on October 19, 2016, and is Chairman of the Governance Committee. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the Board for FitLife Brands Inc. (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the Board of Directors of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

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Scott R. Grossman was elected to the Board by the company’s stockholders on September 29, 2017. He serves as Chairman of the Compensation Committee. He is Chief Executive Officer of Vindico Capital, a value-oriented investment firm focused on small-to-medium sized public companies undergoing change which he founded in April 2017. Prior to launching Vindico Capital, Mr. Grossman spent over eleven years at Magnetar Capital, a multi-strategy alternative asset manager with approximately $14BN AUM, where he most recently served as Senior Portfolio Manager within equities from 2014-2017. Prior to this role, Mr. Grossman served as Portfolio Manager within Magnetar’s Event Driven business (2009-2013); Portfolio Manager of Special Situations (2007-2009); and he first joined its Fundamental Credit business in 2006. Before Magnetar, Mr. Grossman was an associate at Soros Private Equity Partners, a $3.0 billion private equity business within Soros Fund Management focused on middle-market buyouts and late-stage growth investments across various industries. He started his career at Merrill Lynch in its Financials Sponsors Group within its investment banking division. Mr. Grossman is also a non-operating partner and current Board Member of Zeitguide, a privately-held research advisory business that educates leading executives and their teams on the transformational forces impacting culture and global businesses.

Mr. Grossman received an MBA from the Stanford Graduate School of Business and a BA from Columbia University where he graduated magna cum laude majoring in Economics.

James C. Bass was elected to the Board by the company’s stockholders on September 29, 2017. He is the company’s audit committee financial expert and serves as Chairman of the Audit Committee. is a seasoned Senior Level Financial Executive with diversified management experience in the consumer products, high technology and entertainment industries. From 1996 to July 2017 Mr. Bass served as Senior Vice President and Chief Financial Officer at Sony Interactive Entertainment America, LLC in San Mateo, CA. Over his years at Sony, Mr. Bass became responsible for all financial operations and business performance, including information technology and facility management. Mr. Bass possesses a strong understanding of the retail sales environment and regulatory processes and has focused productively at Sony on inventory control and receivables management. Prior to his current tenure at Sony in San Mateo, Mr. Bass was Vice President of Finance for Sony in New York, New York. There he focused on winding down non-profitable ventures, building in-roads for future growth and identifying “back office” requirements of the worldwide division. Mr. Bass worked as controller for Wang Laboratories from 1991-1993. From 1977-1990, Mr. Bass worked for Bristol-Myers Squibb Company holding positions in finance and management in New York as well as Lisbon, Portugal and Bangkok, Thailand.

Mr. Bass holds a BBA in Accounting and Financial Management from Pace University and was awarded his CPA certification in New York in 1977.

Louis Imbrogno, Jr. was appointed to the Board on August 7, 2019. Mr. Imbrogno joins the Board after a 40-year tenure with PepsiCo, from 1968-2009, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Mr. Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies, including PepsiCo.

Mr. Imbrogno holds a BBA in accounting from Pace University and an MBA from Wharton.

Director Independence

The Board has determined that each of Lewis Jaffe, James C. Bass, Scott R. Grossman and Louis Imbrogno is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”). John Bello’s independence will be re-evaluated by the Board once he ceases to serve as Interim Chief Executive Officer.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for the election of directors. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The Board unanimously recommends a vote “FOR” the election of John Bello, Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. as directors.

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CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. We believe that such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. There have been no changes to the procedures by which stockholders may recommend nominees to our Board.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.

Director Independence

The Board has determined that each of Lewis Jaffe, James C. Bass, Scott R. Grossman and Louis Imbrogno is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. We intend to maintain at least four independent directors on our Board in the future.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. The Board also adopted a Code of Business Conduct and Ethics that applies to all of the company’s directors, officers and employees. Our Code of Business Conduct and Ethics is posted on our website at www.reedsinc.com.

Board Structure and Committee Composition

As of the date of this Proxy Statement, Board has seven directors and the following four standing committees: an Audit Committee, a Compensation Committee, a Governance Committee and an Operations Committee. The Audit Committee, Compensation Committee and Governance Committee were formed in January 2007. The Operations Committee was formed in May 2017. The Board has determined that each member of our Audit Committee, Compensation Committee and Governance Committee is and “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. The Board has adopted a written charter for each of the Audit Committee, Compensation Committee and Governance Committee that address the make-up and functioning of the Board. The Board also adopted a Code of Business Conduct and Ethics that applies to all of the company’s directors, officers and employees. The committee charters are posted on our website at www.reedsinc.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;
●	evaluating the qualifications, independence and performance of our independent auditors;
●	approving the audit and non-audit services to be performed by our independent auditors;
●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;
●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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●	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and
●	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our Audit Committee is comprised of Lewis Jaffe, Scott R. Grossman and James C. Bass. James C. Bass serves as Chairman of the Audit Committee. We have determined James C. Bass meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee. Our Compensation Committee assists our Board in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Lewis Jaffe, James C. Bass and Scott R. Grossman. Scott R. Grossman serves as Chairman of our Compensation Committee. In affirmatively determining the independence of a director who will serve on the Compensation Committee, our Board considered all factors specifically relevant to whether the director has a relationship to the company which is material to the director’s ability to be independent from management in connection with the duties of a committee member, including, without limitation: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the company; and (2) whether the director is affiliated with the company, or an affiliate of the company. Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;
●	reviewing the performance objectives and actual performance of our officers; and
●	administering our stock option and other equity compensation plans.

The Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance and align the interests of the Named Executive Officers with the interests of our stockholders.

Governance Committee. Our Governance Committee assists the Board by identifying and recommending individuals qualified to become members of our Board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is currently comprised of Lewis Jaffe and Scott R. Grossman. Lewis Jaffe serves as Chairman of the Governance Committee.

Specific responsibilities include the following:

●	evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
●	establishing a policy for considering stockholder nominees for election to our Board; and
●	evaluating and recommending candidates for election to our Board.

Operations Committee. Our Operations Committee assists the Board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. Our Operations Committee is currently comprised of John Bello, Lewis Jaffe and Christopher J. Reed. In furtherance of this purpose, the Operations Committee has the following general oversight responsibilities:

●	reviewing and providing strategic advice and counsel to the company regarding the business operations; and
●	presenting to the Board an independent assessment of the company’s business operations as it relates to strategic initiatives.

Board and Committee Meetings

During the 2018 fiscal year, members of the Board met 10 times in various meetings. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our Board attended at least 75% of their respective committee meetings during the period of service.

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The company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

Attendance of Board Members at Annual Stockholders’ Meeting

The company does not have a policy for attendance of Board members at annual meetings of stockholders.

Leadership Structure

The business of our company is managed under the direction of the Board, whose members are elected by the company’s stockholders. The basic responsibility of the Board is to lead the company by exercising its business judgment to act in what each director believes to be in the best interests of the company and its stockholders. Our Chairman and Chief Executive Officer positions are separate. John Bello, our Chairman, is temporarily serving, as Interim Chief Executive Officer while we complete our search for a replacement Chief Executive Officer. Our Board believes that separating Chairman and Chief Executive Officer positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board, strengthens the Board’s independence from management and benefits independent risk oversight of the company’s day-to-day risk management activities.

Risk Oversight

The Board is responsible for overseeing management and the business affairs of the company, which includes the oversight of risk. In exercising its oversight, the Board allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the Board is provided the information and resources to assess management’s handling of the company’s approach to risk management. The Audit Committee also has oversight responsibility for the company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the company’s internal auditors regarding the results of their annual company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies. Our Operations Committee assists the Board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. The Board as a whole has responsibility for overseeing management’s handling of the company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the company, including those disclosed in the company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the company and the adequacy of the company’s risk management process and system. While the Board recognizes that the risks which the company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that the company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the company.

Executive Sessions of Non-Management and Independent Directors

During 2018, the company’s non-management directors, all of whom are considered to be “independent” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), were provided with the opportunity to meet in executive sessions of the Board in which management directors and other members of management did not participate. At each audit committee meeting, the independent Board members are afforded time to ask questions of the auditors and/or hold private discussions without the company management present.

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Stockholder Communications with Our Board of Directors

Our Board established a process for stockholders to communicate with the Board or with individual directors. Stockholders who wish to communicate with our Board or with individual directors should direct written correspondence to our principal executive offices located at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Norman Snyder, Chief Operating Officer. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Chief Operating Officer will forward such communications to our Board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Operating Officer has the authority to discard the communication or to take appropriate legal action regarding such communication.

Nomination of Directors

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, our Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that at least 50% of the directors comprising the Board meet the definition of “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules.

In addition to the above considerations, the Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active Board whose members work well together and possess the collective knowledge and expertise required by the Board. The Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our Board of Directors.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation and must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criterion for nominees. To date, we have not paid any third parties to assist us in finding director nominees.

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Audit Committee Report

Notwithstanding anything to the contrary set forth in any of the company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the company. The Audit Committee has sole authority to select the company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.

Management is responsible for preparing the company’s financial statements so that they comply with generally accepted accounting principles and fairly present the company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the company’s internal control and of areas of potential exposure for the company such as litigation matters. The Audit Committee meets at least quarterly and reviews the company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the company for the fiscal year ended December 31, 2018, (ii) the company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2018 and (iii) the related opinions by the company’s independent registered public accounting firm. The Audit Committee also has discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with audit committees), as currently in effect. The audit committee also has received written disclosures and a letter from Weinberg & Company, P.A. regarding its independence from the company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Weinberg & Company, P.A. the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board that the company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The Audit Committee of the Board of Directors
Chairman, James C. Bass
Lewis Jaffe
Scott R. Grossman

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Certain Relationships and Related Transactions

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest. If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. Our Governance Committee is comprised of Chairman Lewis Jaffe and Scott R. Grossman. The Board has determined that the members of the Governance Committee are “independent directors” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. The Governance Committee shall review future related party transactions.

The below were reviewed and ratified by the Governance Committee:

Lindsay Martin, the daughter of John Bello, the company’s Chairman and Interim Chief Executive Officer, is employed by Reed’s at a salary of $136,000. She received a performance bonus in 2019 in the amount of $15,000. Ms. Martin was also granted options to purchase 200,000 shares of common stock of the company pursuant to the company’s shareholder approved incentive compensation plan, an amount commensurate with her position and company policies.

On December 31, 2018, after completion of bidding process, Reed’s sold its beverage manufacturing equipment and private label beverage business for a purchase price of $1.25 million pursuant to an asset purchase agreement of the same date with California Custom Beverage, LLC, an entity owned by Chris Reed, founder, Chief Innovation Officer and director. Mr. Reed obtained debt financing from a commercial bank, PMC Financial Services, LLC, in the amount of $1,050,000. In addition, in support of the transaction, a group of current Reed’s shareholders, including Chairman John Bello and certain institutional investors, purchased 350,000 REED shares from Chris Reed at $2.00 per share, in a private transaction exempt from the registration requirements of the Securities Act of 1933. The pricing was based on the higher of $2.00 per share or a 10% discount to the 5-day VWAP ending December 28, 2018. Reed’s agreed to use commercially reasonable efforts to file a resale registration on behalf of the purchasers to register the restricted shares within 20 days but was unable to file the resale registration.

As part of the asset purchase transaction, Reed’s received a full release from the building lease obligations of the LA plant (contingent only upon completion of certain documentation this week between Chris Reed and the landlord), will receive a 5% royalty on private label sales to existing customers for 3 years and a 5% referral fee on private label sales to referred customers for 3 years. The equipment was sold on an “as-is, where is” basis. In addition, the parties entered into a 3-year co-packing contract for the production of Reed’s beverages in glass bottles at prevailing West Coast market rates. Certain transitional services will be provided by Reed’s to the purchaser for 30 days. The transaction documents also contain customary protections for intellectual property and non-competition provisions.

In January 2018, the Board appointed Daniel J. Doherty III to serve as a director. Mr. Doherty is a principal and significant stockholder of Raptor/ Harbor Reed’s SPV, LLC, the company’s largest stockholder, beneficially owning approximately 22% of the company’s outstanding common stock as of December 31, 2018. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals. Mr. Daniel J. Doherty III has an indirect material interest as principal and significant shareholder of Raptor. During fiscal 2019 and 2018 the company entered into the following transactions with Raptor:

In the first quarter of 2019, Raptor waived its participation rights with respect to the company’s underwritten public offering.

There are no other transactions, since the beginning of fiscal 2018, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described above were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

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EXECUTIVE OFFICERS AND DIRECTORS

The following section sets forth the names, ages, and current positions with the company held by the executive officers, directors and significant employees. There is no immediate family relationship between or among any of the executive officers or significant employees, and the company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his or her current position.

Name	Position	Age
Iris Snyder*	Chief Financial Officer (until November 22, 2019)	44
Joann Tinnelly*	Interim Chief Financial Officer (effective November 22, 2019)	50
Christopher J. Reed	Director, Chief Innovation Officer	61
Neal Cohane	Senior Vice President of Sales	58
Norman Snyder	Chief Operating Officer	58
John Bello	Chairman of the Board, Interim Chief Executive Officer	73
Daniel J. Doherty III	Director	55
Lewis Jaffe	Director, Chairman of the Governance Committee, member of Audit and Compensation Committees	62
James C. Bass	Director, Chairman of the Audit Committee and member of Compensation Committee	66
Scott R. Grossman	Director, Chairman of the Compensation Committee and member of Audit and Governance Committees	41
Louis Imbrogno	Director	75

*Mrs. Snyder is resigning effective November 22, 2019 and will be succeeded by Mrs. Tinnelly.

Business Experience of Directors and Executive Officers

Iris Snyder has served as Chief Financial Officer of Reed’s since July 30, 2018. She is resigning effective November 22, 2019. From July 2016 to March 2018, Iris Snyder served as Senior Vice President and Chief Financial Officer for Stoli Group USA. In this position, Ms. Snyder headed Finance and Operations, integrating several wine and spirits brands into the portfolio during her tenure. During her tenure with Stoli, she also served as Vice President of Finance from January 2016 to June 2016 and FP & A Director from May 2014 to December 2015. Prior to her tenure with Stoli, Ms. Snyder served as Finance Director for Chobani from November 2013 to May 2014 and held other financial positions in multiple divisions for Diageo Plc, including the position of Finance Director from July 2012 to October 2013.

Mrs. Snyder earned her MBA in Finance Management & Strategy from the Kellogg School of Management at Northwestern University and received her BS in Industrial and Operations Engineering with distinction from the University of Michigan.

Joann Tinnelly has been appointed to serve as Interim Chief Financial Officer of Reed’s commencing November 22, 2019. She brings almost 30 years of finance and accounting experience in global public and private equity company environments. She is a Certified Public Accountant and has served as Vice President and Corporate Controller of Reed’s Inc. since July 2018. Prior to joining Reed’s, from May 2014 to May 2017, she served as Assistant Controller of Steel Excel, Inc., a subsidiary of Steel Partners Holdings, a global diversified holding company. Prior to 2014, Mrs. Tinnelly served as Vice President Financial Planning & Analysis and as Assistant Corporate Controller at USI Insurance Services, Assistant Vice President of Royal Bank of Scotland (RBS) Group, multiple financial roles at Momentive Performance Materials and financial auditing at PriceWaterhouseCoopers.

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Mrs. Tinnelly holds a Master of Business Administration in Finance and a Bachelor of Business Administration in Public Accounting both from Pace University.

Christopher J. Reed founded our company in 1987. Since inception, Mr. Reed has served in the roles of Chairman, President, Chief Executive Officer and is currently our Chief Innovation Officer and non-independent Director since our incorporation in 1991. Mr. Reed also served as Chief Financial Officer during fiscal year 2007 until October 1, 2007 and again from April 17, 2008 to January 19, 2010. Mr. Reed remains a Director of the company with the election of John Bello as Chairman of the Board by fellow Board members. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Neal Cohane, Senior Vice President of Sales has served as Reed’s Senior Vice President of Sales since March of 2008 and previously Vice President of Sales since August 2007. From March 2001 until August 2007, Mr. Cohane served in various senior-level sales and executive positions for PepsiCo, most recently as Senior National Accounts Manager, Eastern Division. In this capacity, Mr. Cohane was responsible for all business development and sales activities within the Eastern Division. From March 2001 until November 2002, Mr. Cohane served as Business Development Manager, Non-Carbonated Division within PepsiCo where he was responsible for leading the non-carbonated category build-out across the Northeast Territory. From 1998 to March 2001, Mr. Cohane spent three years at South Beach Beverage Company, most recently as Vice President of Sales, Eastern Region. From 1986 to 1998, Mr. Cohane spent approximately twelve years at Coca-Cola of New York where he held various senior-level sales and managerial positions, most recently as General Manager New York. Mr. Cohane holds a B.S. degree in Business Administration from Merrimack College in North Andover, Massachusetts.

Norman Snyder was appointed as the Chief Operating Officer of Reed’s on September 30, 2019. Has over 36 years of multi-faceted experience in operations, sales, marketing, finance, manufacturing, business development and management with public, private, international and start-up companies within the beverage industry. Most recently, from February 13, 2019 to September 19, 2019, Mr. Snyder served as President and Chief Executive Office for Avitae USA, LLC, an emerging premium new age beverage company that markets and sells a line of ready-to-drink caffeinated waters. Prior to Avitae, he served as the President and Chief Operating Officer for Adina For Life, Inc. a startup beverage venture that markets and sells ready-to-drink fruit beverages, teas and coffees. Mr. Snyder was also the President and Chief Executive Officer of High Falls Brewing Company, Chief Operating Officer of Rheingold Brewing Company, and as Chief Financial Officer, and later as Chief Operating Officer of South Beach Beverage Company, known as SoBe. In prior experience, Mr. Snyder served as Controller for National Football League Properties, Inc., and in various roles at PriceWaterhouse in an eight-year tenure. He worked with Mr. Bello both at the NFL and Adina for Life in addition to SoBe. Mr. Snyder has served on the board of directors of River Hospital, a New York non-profit, as Vice Chairman, Chairman of the Finance Committee and member of Capital Project and CEO Search Committees.

John Bello is Reed’s Board Chairman and sales and marketing expert. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Bello spent 14 years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates.

Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of Pepsico Inc. and in product management roles for General Foods Corporation in the Sanka and Maxwell House brands. Mr. Bello has also worked with IZZE and Firefighter brands in brand building, marketing and strategic planning capacities.

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Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics). Additionally, he serves on the boards of the Gordon Entrepreneurial Center at Tufts, the Tuck Center for Private Equity, the YMCA in Rye, New York and the New York Council Boy Scouts of America. Mr. Bello also serves on the board of Boathouse Sports and is executive director of Luminesce Eye Therapies.

Daniel J. Doherty III, Director Daniel was appointed by the Board on January 10, 2018 to serve as a director, filling a vacancy. Mr. Doherty has been a principal of Eastern Real Estate, a real estate investment and development company, since July 2001. He is also a principal of Raptor/ Harbor Reeds, SPV, LLC (“Raptor”), the company’s largest stockholder, which beneficially owns 27.64% of the company’s outstanding equity securities, calculated pursuant to Rule 13d-3. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals. See “Certain Relationships and Related Transactions” beginning on page 17.

Lewis Jaffe is a Director and Chairman of the Governance Committee and is also a member of the Audit and Compensation Committees. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the Board for FitLife Brands Inc (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of directors of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

James C. Bass is a Director and Chairman of the Audit Committee and member of the Compensation Committee. Mr. Bass is retired from the position of Chief Financial Officer and Senior Vice President of Sony Interactive Entertainment America, LLC where he started in July of 2002. Mr. Bass joined the company as Vice President of Finance in November 1996. Mr. Bass has more than 25 years of financial and international management experience and was responsible for all the company’s financial operations including general accounting and financial reporting, planning, analysis and systems, treasury and risk management, purchasing, internal audit, and federal, state and local income taxes. Prior experience includes holding several senior management positions encompassing 14 years with Bristol-Myers Squibb Company gaining international experience running operations in parts of Asia and Europe.

Mr. Bass also spent two years at Wang Laboratories as a Divisional Controller. He started his career in New York at the public accounting firm, Haskins and Sells, now Deloitte & Touche. Mr. Bass received a Bachelor of Business Administration degree in accounting and finance from Pace University, New York City. He is a certified public accountant and a member of the American Institute of Certified Public Accountants.

Scott R. Grossman is a Director and Chairman of the Compensation Committee and is also a member of the Audit and Governance Committees. Mr. Grossman has nearly two decades of experience investing in and advising both public and private companies undergoing transformative change, including several companies in the consumer industry. Mr. Grossman is currently the founder and CEO of Vindico Capital LLC, a value-oriented investment firm that invests in public companies driving value-enhancing change, often in collaboration with management to provide advocacy and insights to help unlock value. Prior to Vindico, Mr. Grossman was a Senior Portfolio Manager at Magnetar Capital, a $14 BN multi-strategy alternative asset management firm, where he first joined in 2006. For over a decade at Magnetar, Mr. Grossman focused on deep fundamental, value-oriented investing throughout the capital structure of both public and private companies in various industries. Prior to Magnetar, Mr. Grossman worked at Soros Fund Management in its Private Equity division and Merrill Lynch in its investment banking group. In addition, Mr. Grossman is a non-operating partner and current Board Member at Zeitguide, a privately-held research advisory firm that educates leading global executives and their teams on the transformational forces impacting culture and business. Mr. Grossman received an MBA from the Stanford Graduate School of Business and a BA from Columbia University where he majored in economics.

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Louis Imbrogno, Jr. was appointed to the Board on August 7, 2019. Mr. Imbrogno joins the Board after a 40-year tenure with PepsiCo, from 1968-2009, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Mr.Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies, including PepsiCo.

Mr. Imbrogno holds a BBA in accounting from Pace University and an MBA from Wharton.

Legal Proceedings

In 2014, Louis Imbrogno Jr. served as Chief Executive Officer of Constar International, Inc. for a six-month period during a bankruptcy proceeding and subsequent sale in a court administered public auction. He was not an executive officer of the company prior to the initiation of the bankruptcy proceedings.

Except as described above, to the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years been subject to legal or regulatory proceedings required to be disclosed hereunder.

Employment Agreements

On October 31, 2019, we entered into a Separation, Settlement and Release of Claims Agreement with Valentin Stalowir, its former Chief Executive Officer (“Separation Agreement”) in connection with Mr. Stalowir’s resignation from his position as Chief Executive Officer of Reed’s and the subsequent termination of his employment on October 31, 2019. The Separation Agreement supersedes and replaces his Employment Agreement dated June 28, 2019 (as amended) and provides for the payment of certain severance benefits by Reed’s to Mr. Stalowir including the following: (a) salary continuation in an amount equal to approximately 11 months’ salary at Mr. Stalowir’s base salary rate, less all applicable withholdings; (b) payment of Mr. Stalowir’s COBRA premium for earlier of eleven months or until commencement of coverage sponsored by subsequent employer; (c) memorialization of terms of Mr. Stalowir’s stock options reflecting conversion of 461,554 incentive stock options vested through the Separation Date to an equal number of nonqualified stock options exercisable through October 31, 2022; (d) acceleration of 50,000 shares of common stock of Reed’s underlying previously granted restricted stock awards plus delivery of all previously vested restricted stock awards and (e) payment of certain legal accounting fees and expenses incurred by Mr. Stalowir negotiating his separation. In addition, the Separation Agreement contains a general mutual release related to Mr. Stalowir’s employment with the Reed’s customary confidentiality, non-disclosure, non-solicitation and non-disparagement provisions.

On September 30, 2019, we entered into an employment agreement with Norman E. Snyder to serve as Reed’s Chief Operating Officer, effective September 30, 2019 and continuing thereafter unless terminated by either Reed’s or the executive officer with or without notice, and with or without cause, pursuant to the terms of the agreement. Pursuant to the agreement, Mr. Snyder receives a base salary at the initial rate of $250,000 per year. Mr. Snyder will also receive a performance-based cash bonus at a target amount of 30% of his then current base salary. Mr. Snyder will be eligible to receive an initial equity award of 446,000 stock options (“Initial Equity Award”) 90 days from his date of hire, in accordance with the terms and conditions of available plan and subject to Board approval and plan availability. Of the Initial Equity Award, one-half (223,000 options) will vest in equal increments of 55,750 on each of the first, second, third and fourth anniversaries of the grant date. Of the Initial Equity Award, the remainder (223,000 options) will vest based on performance criteria to be determined by the Board or compensation committee of the Board (as the case may be) in its sole discretion. Mr. Snyder is also eligible to participate in the company’s other benefit plans available to its executive officers. The agreement provides for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains confidentiality, invention assignment and non-solicitation covenants.

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Iris Snyder is currently paid an annual salary of $250,000. Christopher J. Reed is currently paid an annual salary of $113,000. Neal Cohane is paid an annual salary of $210,000. Any bonuses are discretionary.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. Our Code of Ethics is posted on our website at www.reedsinc.com.

EXECUTIVE COMPENSATION

Overview

The following table summarizes all compensation for fiscal years 2018 and 2017 received by our current and former Chief Executive Officers (principal executive officer), current and former Chief Financial Officers (principal financial officers), and our chief operating officer, our “Named Executive Officers” during the reported periods:

Name and Principal Position	Year	Salary		Bonus	Stock Awards (1)	All Other Compensation (2)	Total

Valentin Stalowir	2017	$150,000		-	-	$10,500	$160,500
Former Chief Executive Officer	2018	$312,500		$291,597	$315,578	$6,490	$926,165

Christopher J. Reed	2017	$227,000		-	-	-	$227,000
Chief Innovation Officer (Former Chief Executive Officer)	2018	$227,000		-	-		$227,000

Iris Snyder	2017	-		-	-	-	-
Chief Financial Officer	2018	$143,109		$24,688	-	$4,121	$171,619

Daniel V. Miles	2017	$175,000		-	-	-	$175,000
Former Chief Financial Officer	2018	$210,936	(3)	$207,000	-		$417,936

Stefan Freeman	2017	$155,192		-	-	$5,100	$260,292
Chief Operating Officer (Former Interim Chief Executive Officer)	2018	$225,000		$19,045	$100,000	$7,200	$351,245

(1) The amounts represent the fair value for share-based payment awards issued during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

(2) Other compensation includes both cash payments and the estimated value of the use of company assets.

(3) Includes stay bonus and severance in the amount of $80,776.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2018:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Valentin Stalowir	185,609	185,609	(A)		$1.70	1/10/2028
Chief Executive Officer		206,368	(B)		$1.60	3/28/2028
		206,368	(C)		$1.60	3/28/2028

Christopher J. Reed	30,000				$4.60	4/10/2019
Chief Innovation Officer (Former Chief Executive Officer )	30,000	10,000	(A)		$5.01	1/16/2020

Iris Snyder		223,000	(B)		$2.70	7/9/2028
Chief Financial Officer		223,000	(C)		$2.70	7/9/2028

Daniel V. Miles
Former Chief Financial Officer	100,000				$1.60	4/8/2024

Stefan Freeman	30,000				$3.74	10/1/2026
Chief Operating Officer (Former Interim Chief Executive Officer)		201,000	(B)		$1.60	3/28/2028
		201,000	(C)		$1.60	3/28/2028

(A)	These options will vest in 2019.
(B)	These options vest 25% per year beginning in 2019.
(C)	These options vest in accordance with performance criteria established by the Board.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to our outside directors for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
James C. Bass	$55,000	$124,540	-	-	-	$179,540
Daniel J. Doherty III	$50,000	-	-	-	-	$50,000
John Bello	$123,337	$379,540	-	-	-	$502,877
Lewis Jaffe	$50,000	$209,540	-	-	-	$259,540
Scott R. Grossman	$55,000	$124,540	-	-	-	$179,540
Valentin Stalowir (former director)	-	$519,775	-	-	-	$519,775

(1) The amounts represent the fair value of restricted stock awards granted during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2018, with respect to equity securities authorized for issuance under compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in
Plan Category	(a)	(b)	Column (a)

Equity compensation plans approved by security holders	4,342,774	$2.09	1,975,215
Equity compensation plans not approved by security holders	-	$	-
TOTAL	4,342,774	$2.09	1,975,215

During 2019, our independent directors are receiving issuances of restricted common stock valued at $30,000 pursuant to the 2017 plan, in quarterly installments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of November 4, 2019 for (i) each Named Executive Officer and director, and (ii) all Named Executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock. A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of November 4, 2019. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of November 4, 2019 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851.

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Named Beneficial Owner	Number of Shares	Percentage of Shares
Directors and Named Executive Officers	Beneficially Owned	Beneficially Owned (1)
John Bello (2)	3,135,005	6.6%
Daniel J. Doherty III (3)	7,899,314	14.9%
Christopher J. Reed (4)	1,515,990	3.2%
Neal Cohane (5)	323,308	0.7%
Norm Snyder	250,000	0.5%
Lewis Jaffe (6)	197,091	0.4%
James C. Bass (7)	151,292	0.3%
Scott R. Grossman (8)	123,119	0.3%
Iris Snyder (9)	127,429	0.3%
Louis Imbrogno (10)	39,067	0.1%
Directors and Named Executive Officers (10 persons)	637,998	1.3%
5% of greater stockholders
Raptor/Harbor Reed SPV LLC (11)	7,879,314	14.9%
Handelsbanken Asset Management	3,375,000	7.1%
Polar Asset Management Partners Inc.	3,065,917	6.4%
Union Square Park Partners	3,024,284	6.4%

(1) Based on 47,545,207 shares outstanding as of November 4, 2019
(2) Includes 183,201 shares issuable upon exercise of currently-exercisable options
(3) Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals
(4) Christopher J. Reed, director and Chief Innovation Officer, and Judy Holloway Reed, are husband and wife and share beneficial ownership of these shares. Mr. Reed is a Named Executive Officer. Ms. Reed is not a Named Executive Officer. Includes 40,000 shares issuable upon exercise of currently-exercisable options
(5) Includes 122,031 shares issuable upon exercise of currently-exercisable options
(6) Includes 30,000 shares issuable upon exercise of currently-exercisable options
(7) Includes 30,000 shares issuable upon exercise of currently-exercisable options
(8) Includes 30,000 shares issuable upon exercise of currently-exercisable options
(9) Includes 85,763 shares issuable upon exercise of currently-exercisable options
(10) Includes 9,900 shares issuable upon exercise of currently-exercisable options
(11) Principal address is 280 Congress Street, 12th Floor Boston, Massachusetts 02210. Includes 3,143,333 shares of common stock issuable upon exercise of currently-exercisable warrants. Also includes 2,266,667 shares of common stock issuable upon conversion of the Convertible Non-Redeemable Secured Promissory Note in the original principal amount of $3,400,000.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Reed’s under 17 CFR 240.16a-3(e) during our most recent fiscal year or written representations from the reporting persons, the following individuals each filed one late Form 4: John Bello, Stefan Freeman, Neal Cohane, Christopher J. Reed, Daniel V. Miles, Valentin Stalowir and Daniel J. Doherty III (two transactions). Unless otherwise indicated, each late Form 4 filing covered one transaction. None of our officers or directors filed Form 5.

PROPOSAL 2:	Approval of the Second Amended and Restated Reed’s Inc. 2017 Incentive Compensation Plan

Overview

The Board approved the Second Amended and Restated Reed’s Inc. 2017 Incentive Compensation Plan (“Plan” or “Second Amended Plan”), subject to stockholder approval of the second amended Plan. The amendment increases the number of shares authorized under the Plan by 1,000,000 shares.

Outstanding Grants Issuable Under the Plan

No awards have been granted under the Plan subject to stockholder approval of the Second Amended Plan.

Other Awards Anticipated in Near Future

Norman Snyder, the company’s new Chief Operating Officer, will be eligible to receive an initial equity award of 446,000 stock options at the end of fiscal year 2019.

The company expects to grant awards under the Plan to the company’s Interim Chief Executive Officer, Interim Chief Financial Officer, permanent Chief Executive Officer and permanent Chief Financial Officer, employees and service providers in the near future.

The Board believes it is in the best interests of the company and its stockholders to continue offering equity-based awards to its employees, directors and service providers. To have an appropriate supply of shares available for equity awards under the Plan to recruit, hire and retain the talent necessary to achieve strong performance in the future, our Board believes the company will need to reserve under the Plan the additional 1,000,000 shares for which shareholder approval is being requested.

Increase in Shares Available Under Plan

The 2017 Incentive Compensation Plan is the company’s only active employee equity plan, and as of November 4, 2019, we had approximately 958,762 shares remaining for issuance under the 2017 Incentive Compensation Plan. If the shareholders approve the Second Amended Plan, then we will have approximately 1,958,762 shares available for the grant of new awards.

In determining the number of additional shares of common stock to allocate to the amended Plan, the Board considered various factors, including potential dilution, industry plan cost standards, historical grant practices and anticipated equity compensation needs, as well as information and guidelines from proxy advisory firms.

Based on our historical grant practices and our expectations for the equity programs going forward, the new shares requested for use under the amended Plan are expected to meet the company’s equity grant needs for approximately two years. The shares reserved may, however, last for more or less than two years depending on currently unknown factors, such as the number of grant recipients, future grant practices, and the company’s share price.

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The Second Amended Plan increases the number of shares authorized under the Plan by 1,000,000 shares to 7,500,000.

Summary of the Second Amended and Restated Reed’s Inc. 2017 Incentive Compensation Plan

The following summary of the Plan is qualified in its entirety by reference to the Second Amended and Restated 2017 Incentive Compensation Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Highlights of the Second Amended and Restated 2017 Incentive Compensation Plan

Stock Subject to Plan	The maximum number of shares of common stock that may be covered by awards granted under the Plan shall not exceed 7,500,000 shares of common stock in the aggregate.

No “Evergreen” Provision	Shares authorized for issuance under the Plan are not automatically replenished.

No repricing of stock options or stock appreciation rights	The Plan prohibits the repricing of stock options without stockholder approval.

No discounted stock options	All stock options must have an exercise price greater than the fair market value of the underlying common stock on the date of grant.

Administered by an independent committee	The Plan is administered by the Compensation Committee of the Board comprised of independent directors.

Individual Award Limit	Fair Market Value of $1,000,000 to any Covered Employee in any calendar year.

No Pledging of Plan Stock Incentive Awards	Pledging of stock incentive awards is prohibited.

Purpose

The Plan is intended to promote the interests of the company and its stockholders by providing employees, non-employee directors, consultants, and other selected service providers of the company, who are largely responsible for the management, growth, and protection of the business of the company, with incentives and rewards to encourage them to continue in the service of the company.

Eligibility

The Persons who shall be eligible to receive awards pursuant to the Plan shall be those employees, non-employee directors, consultants, and other selected service providers of the company whom the committee shall select from time to time, including officers of the company, whether or not they are directors. Each award granted under the Plan shall be evidenced by an award agreement.

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Administration

The Plan will be administered by a committee consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation section 1.162-27(e)(3) and as “independent” as required by Nasdaq or any security exchange on which the company’s common stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted awards under the Plan and the amount, type, and other terms and conditions of such awards. All of the powers and responsibilities of the committee under the Plan may be delegated by the committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the committee hereunder. The committee may also from time to time authorize a subcommittee consisting of one or more members of the Board (including members who are employees of the company) or employees of the company to grant awards to persons who are not “executive officers” of the company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the committee may specify and to the requirements of section 157 of the Delaware General Corporation Law.

The committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any award agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the committee may exercise all discretion granted to it under the Plan in a non-uniform manner among participants.

Types of Awards;

Incentive and Nonstatutory Stock Options

The Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options.

Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees may receive “incentive stock options” as defined in Section 422 of the Code. An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Subject to the provisions of the Plan, stock options may not be granted for a term in excess of 10 years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such “Other Stock-Based Award” may (i) involve the transfer of actual shares of common stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, (iv) be designed to comply with applicable laws of jurisdictions other than the United States, and (v) be designed to qualify as performance based compensation.

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Effective Date and Term of Plan

The original Plan was approved by our stockholders and became effective on September 29, 2017. The first amendment to the Plan became effective December 13, 2018. The second amendment to the Plan will become effective December 16, 2019, subject to approval by our stockholders. No Awards shall be granted under the Plan after the expiration of 10 years from the effective date.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to Awards granted under the Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the ISO stock. If a participant sells the ISO stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO stock for more than one year and otherwise will be short-term. If a participant sells the ISO stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO stock for more than one year and otherwise will be short-term. The Tax Cuts and Jobs Act of 2017, signed into law on December 22, 2017, repealed exceptions from tax limitations for performance based and commission based pay and placed an effective cap on the amount a company can deduct for executive compensation at $1 million-dollars for a company’s Chief Executive Officer, Chief Financial Officer and other three most highly paid executives. These changes to Section 162(m) effectively eliminate our ability to deduct compensation in excess of $1 million for an increased number of “covered employees” in a year and preclude the ability to preserve deductions by deferring compensation to a point when the individual is no longer a covered employee. All post-termination payments including severance, deferred compensation from nonqualified plans, and death payments received by a covered employee (or beneficiary) will be subject to the limitation.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NSO stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any Other Stock-Based Award granted under the Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Tax Consequences to Reed’s. The Tax Cuts and Jobs Act of 2017, signed into law on December 22, 2017, repealed exceptions from tax limitations for performance based and commission based pay and placed an effective cap on the amount a company can deduct for executive compensation at $1 million-dollars for a company’s Chief Executive Officer, Chief Financial Officer and other three most highly paid executives. These changes to Section 162(m) effectively eliminate Reed’s ability to deduct compensation in excess of $1 million for an increased number of “covered employees” in a year and preclude the ability to preserve deductions by deferring compensation to a point when the individual is no longer a covered employee. All post-termination payments including severance, deferred compensation from nonqualified plans, and death payments received by a covered employee (or beneficiary) will be subject to the limitation.

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Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for approval of the Second Amended and Restated Reed’s Inc. 2017 Incentive Compensation Plan.

The Board unanimously recommends a vote “FOR” approval of this Proposal No. 2.

PROPOSAL 3 –	Amendment of Reed’s Inc. certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 to 100,000,000 shares

Increase of Authorized Common Stock in General

As of the record date, we had a total of 70,000,000 authorized shares of common stock, 47,545,207 issued and outstanding shares of common stock, 61,247,475 outstanding shares of common stock, on a fully diluted basis, taking into account shares issuable upon vesting of outstanding stock awards, exercise of outstanding options and warrants and conversion of outstanding notes and preferred stock and 1,135,160 shares available under the company’s available incentive compensation plans.

The ability to issue equity is fundamental to our growth strategy:

●	In order to implement our growth strategy, we may raise additional financing through the issuance of equity securities.

Our Board adopted a resolution seeking authorization of our stockholders to amend our certificate of incorporation (the “Charter”) to increase our number of authorized shares of Common Stock from 70,000,000 to 100,000,000 shares (the “Increase”). It is proposed that Article IV of the company’s Charter be amended to read in its entirety as follows:

“Section 1. The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Million Five Hundred Thousand (100,000,500), of which One Hundred Million (100,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

To effect the Increase as proposed, we will file an amendment to our Charter, with the Secretary of State of Delaware, substantially in the form as set forth above, providing that our authorized common stock will be 100,000,000 shares.

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The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, and for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because we are currently seeking opportunities that may require prompt action, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of stockholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth.

The Board does not intend to issue any common stock except on terms that the Board deems to be in the best interests of the company and its then existing stockholders.

If the stockholders do not approve this Proposal No. 3, then the company will not have needed additional shares available.

Certain Disadvantages of the Increase

If the authorized number of shares of common stock increases from 70,000,000 to 100,000,000 shares as proposed by this Proposal No. 3, the company will be able to issue more shares of common stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our common stock.

Principal Effects of the Increase

The Increase will affect all of our holders of common stock uniformly and will not affect any stockholder’s percentage ownership interests in our company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the Securities Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board to effect the Increase, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The increase in available authorized common stock may make it more difficult for, prevent or deter a third-party from acquiring control of the company or changing our Board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The Increase is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the company. While it is possible that our management could use the Increase to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no intent or plans to employ the Increase as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the Increase, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of the company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the company’s control or in our management.

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The Charter and bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

The potential future issuances and sales of shares of our common stock would likely have a dilutive effect on a stockholder’s percentage voting power and, consequently, could lead to a decrease in the market price of our common stock.

Vote Required

The affirmative vote of the majority of the outstanding shares of our common stock is required to amend our Charter to effect an increase in its authorized common stock from 70,000,000 to 100,000,000 shares.

The Board unanimously recommends a vote “FOR” approval of this Proposal No. 3.

PROPOSAL 4:	Ratification of the appointment of Weinberg & Company, P.A. as independent registered public accounting firm for the fiscal year ending December 31, 2020

The audit committee has reappointed Weinberg & Company, P.A. to audit our consolidated financial statements for the fiscal year ending December 31, 2020. Weinberg & Company, P.A., an independent registered public accounting firm, has served as our independent auditor continuously since 2009. A representative from Weinberg & Company, P.A. is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Weinberg & Company, P.A. is not approved by a majority of the shares cast at the annual meeting, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2020.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for the election of directors. is required to ratify the appointment of Weinberg & Company, P.A. as independent registered public accounting firm.

The Board unanimously recommends a vote “FOR” ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Independent Registered Public Accounting Firm Fee Information

Weinberg & Company, P.A. (“Weinberg”) was our independent registered public accounting firm for the years ended December 31, 2018 and 2017.

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2018 and 2017:

	2018	2017

Audit Fees	$183,614	$170,392
Audit-Related Fees	-	-
Tax Fees	32,627	24,800
All Other Fees	92,830	85,089
Total	$309,071	$280,281

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As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

Tax Fees

Weinberg prepared our 2018 and 2017 Federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described in this Item 14 were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

PROPOSAL 5:	Advisory Vote on Compensation of our Named Executive Officers (Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934. As required pursuant to Section 14A of the Exchange Act, Proposal No. 5 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the fiscal year ended December 31, 2018. The Board is providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our fiscal 2018 executive compensation programs and policies and the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2018.

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We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers for the fiscal year ended December 31, 2018.

As discussed in in this Proxy Statement, the Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance and align the interests of the Named Executive Officers with the interests of our stockholders. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrate:

●	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;

●	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

●	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

The Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2018 as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in this Proxy Statement. Accordingly, we are asking our stockholders to approve the following advisory resolution at our 2019 Annual Meeting:

“RESOLVED, that the stockholders of Reed’s, Inc., hereby approve, on an advisory basis, the compensation paid to the company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” contained in the company’s 2019 Proxy Statement for the 2019 Annual Meeting of Stockholders, for the fiscal year ended December 31, 2018.”

The say-on-pay vote is advisory, and, therefore, not binding on us, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, the resolution will be deemed approved and passed on an advisory basis with the affirmative vote of a majority of the votes cast at the Annual Meeting. Our Board and our Compensation Committee value the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering future executive compensation arrangements as they deem appropriate.

The Board unanimously recommends that stockholders vote “FOR” adoption of the resolution approving the compensation of our Named Executive Officers, as disclosed in the Executive Compensation section of this Proxy Statement.

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PROPOSAL 6: Advisory Vote on Determining the Frequency of Say-on-Pay (“Say-on Frequency”)

Background

The Dodd-Frank Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. Stockholders have the option of recommending a frequency vote every year, every two years, or every three years or abstaining from making a recommendation.

Summary and Board Recommendation

In Proposal 5, we are asking stockholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended December 31, 2018 to our Named Executive Officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal No. 6 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our stockholders to recommend that an advisory vote on compensation for our Named Executive Officers be conducted every three years. In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our Board or our Compensation Committee. However, if a plurality of votes is cast in favor of an interval other than three years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

The Board unanimously recommends that stockholders vote “THREE YEARS” on the proposal to determine the frequency of Say-on-Pay.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Reed’s Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Iris Snyder, Chief Executive Officer and Secretary, or by telephone at (203) 890-0557.

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STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2020 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than July 18, 2020, which is 120 calendar days before November 15, 2020 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2019 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 16, 2019, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2020 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2020 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2020 Annual Meeting of Stockholders must be received by our Secretary no later than August 18, 2020, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to Reed’s Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Norman Snyder, Chief Operating Officer.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at the company’s 2022 annual meeting, unless changed by the Board as a result of this year’s say-on-frequency proposal. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at the company’s 2025 annual meeting.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

/s/ John Bello
John Bello
Chairman

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APPENDIX A

Reed’s Inc.

Amended and Restated 2017 Incentive Compensation Plan

1. Purpose of the Plan

This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees, non-employee directors, consultants, and other selected service providers of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2. Definitions

As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

(a) “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of a Stock Incentive Award under the Plan.

(b) “Board of Directors” means the Board of Directors of Reed’s Inc., a Delaware corporation.

(c) “Change-in-Control”: “Change-in-Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than the Company or any employee benefit plan sponsored by the Company acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than the Company or any employee benefit plan sponsored by the Company acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent or more of the total Voting Power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change-in-Control for purposes of this Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

(e) “Committee” means the Compensation Committee of the Board of Directors, a sub-committee of the Compensation Committee, or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f) “Common Stock” means the Company’s common stock, $0.0001 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9 of the Plan.

(g) “Company” means Reed’s Inc., a Delaware corporation, and all of its Subsidiaries, collectively.

(h) “Covered Employee” means each Participant who is described in section 162(m)(3) of the Code with respect to the Company.

(i) “Deferred Compensation Plan” means any plan, agreement, or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(j) “Effective Date” means the date the Plan is approved by shareholders of the Company.

(k) “Employment” means the period during which an individual is classified or treated by the Company as an employee, non-employee director, consultant, or other service provider of the Company, as applicable.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion. “Fair Market Value” of an Option or Other Stock Based Award is as determined by the Committee pursuant to generally accepted accounting principles.

(n) “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

(o) “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(p) “Participant” means an employee, consultant or director of the Company who is eligible to participate in the Plan and to whom one or more Stock Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors, and administrators, as the case may be.

(q) “Performance-Based Compensation” means compensation payable pursuant to a written binding contract which was in effect on November 2, 2017 and which satisfies the requirements of section 162(m) of the Code (as in effect prior to the Tax Cuts and Jobs Act) for “qualified performance-based compensation.”

(r) “Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

(s) “Plan” means the Reed’s Inc. Amended and Restated 2017 Incentive Compensation Plan, as it may be amended from time to time.

(t) “Securities Act” means the Securities Act of 1933, as amended.

(u) “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(v) “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(w) “Target Award” means target payout amount for a Stock Incentive Award.

(x) “Tax Cuts and Jobs Act” means the Tax Cuts and Jobs Act (Public Law 115-67).

(y) “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

(z) “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

(aa) “Reed’s” means Reed’s, Inc., a Delaware corporation (and any successor thereto).

3. Stock Subject to the Plan

(a) Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan shall not exceed 7,500,000 shares of Common Stock in the aggregate. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 7,500,000 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall in each case be subject to adjustment as provided in Section 9 and the following provisions of this Section 3. Of the shares described, one hundred percent may be delivered in connection with “full-value Awards,” meaning Stock Incentive Awards other than Options or stock appreciation rights; provided, however, that any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Stock Incentive Awards shall be counted against the share limit as one share for every one share subject to such Stock Incentive Award. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

For purposes of the preceding paragraph, shares of Common Stock covered by Stock Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if a Stock Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with a Stock Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Stock Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation, or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with a Stock Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

Shares of Common Stock covered by Stock Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of section 303A.08 of the NYSE Listed Company Manual) shall not count as used under the Plan for purposes of this Section 3.

(b) Individual Award Limits

Subject to adjustment as provided in Section 9, the Fair Market Value of Stock Incentive Awards issued under the Plan to any Covered Employee in any calendar year shall not exceed $1,000,000.

4. Administration of the Plan

The Plan shall be administered by a Committee consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation section 1.162-27(e)(3) and as “independent” as required by NYSE or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Stock Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Stock Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Stock Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Stock Incentive Awards, to process or oversee the issuance of Common Stock under Stock Incentive Awards, to interpret and administer the terms of Stock Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Stock Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Stock Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action inconsistent with section 409A of the Code, or (iii) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

On or after the date of grant of a Stock Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Stock Incentive Award becomes vested, exercisable, or transferable, as the case may be, (ii) extend the term of any such Stock Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Stock Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability, or transferability, as the case may be, of any such Stock Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Stock Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Section 711 of the NYSE American Company Guide and any other formal or informal guidance issued by the NYSE) without the approval of the shareholders of the Company.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

The Persons who shall be eligible to receive Stock Incentive Awards pursuant to the Plan shall be those employees, non-employee directors, consultants, and other selected service providers of the Company whom the Committee shall select from time to time, including officers of the Company, whether or not they are directors. Each Stock Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6. Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a) Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

(b) Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(2) Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 (unless waived by the Committee). The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(3) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(c) Special Rules for Incentive Stock Options

(1) The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(2) Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7. Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Stock Incentive Award.

8. Performance-Based Compensation

The Company shall preserve the grandfathered status of any Performance-Based Compensation pursuant to section 13601(e)(2) of the Tax Cuts and Jobs Act. No provision of this Plan (including Sections 9 and 23) shall be given effect to the extent that such provision would cause any Performance-Based Compensation to be “materially modified” within the meaning of Notice 2018-68, IRB 18-36 (or other applicable guidance), unless the Committee expressly acknowledges and affirms such consequences.

9. Adjustment upon Certain Changes

Subject to any action by the shareholders of the Company required by law, applicable tax rules or the rules of any exchange on which shares of common stock of the Company are listed for trading:

(a) Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards to any individual Participant in any year and to any non-employee director shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of the Company outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Stock Incentive Awards may be granted.

(b) Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Stock Incentive Award and the exercise price per share of Common Stock of each such Stock Incentive Award.

(c) Certain Mergers and Other Transactions

In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Stock Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation, or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Stock Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Stock Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Stock Incentive Award, equal to the value, as determined by the Committee, of such Stock Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(ii) provide for the exchange of each Stock Incentive Award (whether or not then exercisable or vested) for a Stock Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such transaction or (B) securities of the acquirer or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Stock Incentive Award, or the number of shares or amount of property subject to the Stock Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Stock Incentive Award was granted in partial consideration for the exchange of the Stock Incentive Award.

(d) Other Changes

In the event of any change in the capitalization of the Company, corporate change, corporate transaction or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Stock Incentive Awards as the Committee deems appropriate.

(e) No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Stock Incentive Award.

(f) Savings Clause

No provision of this Section 9 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

10. Change-in-Control; Termination of Employment

(a) Change-in-Control

The consequences of a Change-in-Control, if any, will be set forth in the Award Agreement in addition to what is provided in Section 10 hereof.

(b) Termination of Employment

(1) Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Stock Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

(2) Unless otherwise specified in the Award Agreement, no Stock Incentive Award will continue to vest after termination of Employment and the consequences with respect to any Option of the termination of Employment of the Participant holding the Option shall be as follows:

(i) If the Participant’s termination of Employment occurs prior to the Option’s expiration date, for any reason whatsoever other than death or authorized retirement (as defined in subparagraph (ii) below), any unexercised portion of the Award shall terminate automatically.

(ii) If a Participant retires upon reaching the Company’s normal retirement age or earlier, with the written consent of the Company, because of physical or mental disability (collectively, “authorized retirement”), any unexercised or unvested portion of the Option shall expire three months after the effective date of such authorized retirement. The Participant may exercise all or any vested portion of an Option from the date of his or her authorized retirement to three months thereafter.

(iii) If prior to the expiration date of the Option, the Participant dies while employed by the Company or its subsidiary or within three months of his or her authorized retirement, the Participant’s estate, heirs or legatees shall have the privilege of exercising all or part of the unexercised Option within six months after the Participant’s death.

Nothing contained in this Section shall extend the time for exercising all or any part of the then unexercised portion of an Option.

11. Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Stock Incentive Award until the date of the issuance of such shares on the books and records of the Company. Except as otherwise expressly provided in Section 9 hereof, no adjustment of any Stock Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12. No Special Employment Rights; No Right to Stock Incentive Awards

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Incentive Award.

(b) No person shall have any claim or right to receive a Stock Incentive Award hereunder. The Committee’s granting of a Stock Incentive Award to a Participant at any time shall neither require the Committee to grant a Stock Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13. Securities Matters

(a) The Company shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise or settlement of any Stock Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Stock Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of a Stock Incentive Award granted hereunder. During the period that the effectiveness of the exercise of a Stock Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14. Withholding Taxes

(a) Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Stock Incentive Award in cash, or the making of any other payment with respect to any Stock Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c) Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

15. No Obligation to Exercise

The grant to a Participant of a Stock Incentive Award shall impose no obligation upon such Participant to exercise such Stock Incentive Award.

16. Transfers

Stock Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant. Upon the death of a Participant, outstanding Stock Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Incentive Award, or the right to exercise any Stock Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Stock Incentive Award.

17. Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Incentive Award will be used for general corporate purposes.

18. Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

19. Relationship to Other Benefits

No payment with respect to any Stock Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

20. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

21. Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

22. Effective Date and Term of Plan

The Effective Date of the Plan is September 30, 2017, subject to the approval of the Plan by the shareholders of the Company. No grants of Stock Incentive Awards may be made under the Plan after September 30, 2027.

23. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Stock Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 23 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Stock Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

REED'S INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
DECEMBER 16, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints John Bello and Norman Snyder, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Reed's, Inc., a Delaware corporation, in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 11:00 a.m. Eastern time, on Monday December 16, 2019 at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" UNDER PROPOSALS 2, 3, 4, and 5, and "3 YEAR" UNDER PROPOSAL 6. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held December 16, 2019.
The Proxy Statement and our Annual Report to Stockholders are available at:
www.okapivote.com/reeds

Please mark vote as in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED ON PROPOSAL 1.

☐ FOR ALL NOMINEES LISTED ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

(1) John Bello (2) Daniel J. Doherty III (3) Christopher J. Reed

(4) Lewis Jaffe (5) Scott R. Grossman (6) James C. Bass (7) Louis Imbrogno, Jr

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee's name.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON THIS PROPOSAL 5.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "3 YEARS" ON THIS PROPOSAL 6.

6. Advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

☐ 1 YEAR ☐ 2 YEAR ☐ 3YEAR ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, 3, 4, 5, and 6 above. If this card contains no specific voting instructions, the shares will be voted FOR Proposal 1 **(the election of all nominees for director),** FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4, FOR Proposal 5, and 3 YEAR on Proposal 6.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF.

Date: , 2019

Signature

Signature (if held jointly)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VOTE BY INTERNET – *Before the Annual Meeting* - Go to *okapivote.com/reed*. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE – 877.510.5560

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Okapi Partners c/o Jeremy Provost, 1212 Avenue of the Americas, 24th floor, New York, NY 10036.